UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2020

OPEN LENDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39326	82-3008583
(State or other jurisdiction of incorporation)	(Commissio nFile Number)	(IRS Employe rIdentification No.)

1501 S. MoPac Expressway

Suite 450

Austin, Texas 78746

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 512-892-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2020, the Board of Directors (the “Board”) of Open Lending Corporation (the “Company”) entered into: a First Amendment to Employment Agreement with John J. Flynn, the Company’s Chief Executive Officer (the “Flynn Amendment”), which amends an Employment Agreement dated August 28, 2020 (the “Flynn Employment Agreement”); a First Amendment to Employment Agreement with Ross Jessup, the Company’s President and Chief Operating Officer (the “Jessup Amendment’), which amends an Employment Agreement dated August 28, 2020 (the “Jessup Employment Agreement”); and a First Amendment to Employment Agreement with Charles D. Jehl, the Company’s Chief Financial Officer (the “Jehl Amendment’), which amends an Employment Agreement dated August 28, 2020 (the “Jehl Employment Agreement”).

Flynn Amendment

The Flynn Amendment revises Mr. Flynn’s long-term incentive compensation. Pursuant to the Flynn Amendment, Mr. Flynn received a grant of 38,580 restricted stock units on November 5, 2020 (the “Flynn Time-Based Grant”). The Flynn Time-Based Grant will vest over three years and nine months from November 5, 2020 and shall be fully vested no later than November 5, 2024. Mr. Flynn will also receive a grant of 38,580 restricted stock units on January 1, 2021 (the “Flynn Performance-Based Grant”). The Flynn Performance-Based Grant will vest, subject to the completion of certain performance criteria over a three-year performance period beginning November 5, 2020, as determined by the Board or the Compensation Committee of the Board (the “Compensation Committee”) in its discretion. No other material changes were made to the terms of the Flynn Employment Agreement.

The foregoing description of the Flynn Amendment is qualified in its entirety by reference to the text of the Flynn Amendment, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Jessup Amendment

The Jessup Amendment revises Mr. Jessup’s long-term incentive compensation. Pursuant to the Jessup Amendment, Mr. Jessup received a grant of 27,557 restricted stock units on November 5, 2020 (the “Jessup Time-Based Grant”). The Jessup Time-Based Grant will vest over three years and nine months beginning November 5, 2020 and shall be fully vested no later than November 5, 2024. Mr. Jessup will also receive a grant of 27,558 restricted stock units on January 1, 2021 (the “Jessup Performance-Based Grant”). The Jessup Performance-Based Grant will vest, subject to the completion of certain performance criteria over a three-year performance period beginning November 5, 2020, as determined by the Board or the Compensation Committee in its discretion. No other material changes were made to the terms of the Jessup Employment Agreement.

The foregoing description of the Jessup Amendment is qualified in its entirety by reference to the text of the Jessup Amendment, which is attached hereto as Exhibit 10.2, and incorporated herein by reference.

Jehl Amendment

The Jehl Amendment revises Mr. Jehl’s long-term incentive compensation. Pursuant to the Jehl Amendment, Mr. Jehl received a grant of 16,534 restricted stock units on November 5, 2020 (the “Jehl Time-Based Grant”). The Jehl Time-Based Grant will vest over three years and nine months beginning November 5, 2020 and shall be fully vested no later than November 5, 2024. Mr. Jehl will also receive a grant of 16,535 restricted stock units on January 1, 2021 (the “Jehl Performance-Based Grant”). The Jehl Performance-Based Grant will vest, subject to the completion of certain performance criteria over a three-year performance period beginning November 5, 2020, as determined by the Board or the Compensation Committee in its discretion. No other material changes were made to the terms of the Jehl Employment Agreement.

The foregoing description of the Jehl Amendment is qualified in its entirety by reference to the text of the Jehl Amendment, which is attached hereto as Exhibit 10.3, and incorporated herein by reference.

Senior Executive Cash Incentive Bonus Plan

Also on November 5, 2020, the Board approved the adoption of the Company’s Senior Executive Cash Incentive Bonus Plan (the “Plan”). Under the Plan, executives of the Company designated by the Compensation Committee are eligible to receive periodic cash bonuses based on achievement of individual and corporate performance goals established by the Committee. Each of the Company’s current executive officers is a participant in the Plan. A copy of the Plan is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 8.01.	Other Events

On November 5, 2020 the Board approved the Non-Employee Director Compensation Policy (as amended, the “Policy”). The Policy is designed to enable us to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the Company or its subsidiaries (“Outside Directors”). Members of the Board who are employed by or otherwise affiliated with any private equity firm or company which is an investor in the Company are not be eligible to receive any cash retainers or other form of compensation in connection with their service on the Board.

Cash Retainers

Under the Policy, Outside Directors will be eligible to receive cash retainers (which will be pro-rated based on the number of actual days served by the director on the Board or applicable committee during such calendar quarter or year) as set forth below:

Annual Retainer for Board Membership
Annual service on the board of directors	$50,000
Additional Annual Retainer for Committee Membership
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$10,000

Committee chair retainers are in addition to retainers for members of the Board. No additional compensation will be paid for attending any Board meetings or other individual committee meetings of the Board.

Initial Grants

In addition, the Policy provides for an initial, one-time restricted stock unit award (the “Initial Award”) with a Value (as defined in the Policy) of $50,000 to each new Outside Director upon his or her election to the Board, which shall vest in full on the first anniversary of the date of grant. All vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director of the Company and the Initial Award will be forfeited. If a new Outside Director joins the Board on a date other than the date of the Annual Meeting of Stockholders of the Company following November 5, 2020 (the “Annual Meeting”), then such Outside Director will be granted a pro-rata portion of the Initial Award based on the time between such Outside Director’s appointment and the next Annual Meeting (provided, that for any Outside Director who served on the Board during the calendar year the Policy is adopted, no such proration shall apply to the Initial Award). Grants shall occur as soon as administratively practicable following such Outside Director’s appointment to the Board.

Annual Grants

Further, on each date of each Annual Meeting following November 5, 2020, each continuing Outside Director, other than a director receiving an Initial Award, will receive an annual restricted stock unit award (the “Annual Award”) with a Value (as defined in the Policy) of $50,000, which shall vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next Annual Meeting. All vesting shall cease if the director resigns from the Board or otherwise ceases to serve as a director of the Company, unless the Board determines that the circumstances warrant continuation of vesting. All outstanding Initial Awards and Annual Awards held by an Outside Director shall become fully vested and nonforfeitable upon a Sale Event (as defined in the Company’s 2020 Stock Option and Incentive Plan).

We will reimburse all reasonable out-of-pocket expenses incurred by Outside Directors for their attendance at meetings of the Board or any committee thereof.

The foregoing description of the Policy is qualified in its entirety by reference to the text of the Policy, which is attached hereto as Exhibit 10.5, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amendment to Employment Agreement by and between the Company and John J. Flynn, dated November 5, 2020.

10.2	First Amendment to Employment Agreement by and between the Company and Ross Jessup, dated November 5, 2020.

10.3	First Amendment to Employment Agreement by and between the Company and Charles D. Jehl, dated as of November 5, 2020.

10.4	Senior Executive Cash Incentive Bonus Plan.

10.5	Non-Employee Director Compensation Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN LENDING CORPORATION

By:	/s/ Charles D. Jehl
Name:	Charles D. Jehl
Title:	Chief Financial Officer

Date: November 12, 2020

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